14. Deferred Compensation and Supplemental Employee Retirement Plans	12 Months Ended
Dec. 31, 2013
Compensation Related Costs [Abstract]
Note 14. Deferred Compensation and Supplemental Employee Retirement Plans

The Company maintains a directors’ deferred compensation plan and, prior to 2005, maintained a retirement plan for its directors. Participants are general creditors of the Company with respect to these benefits. The benefits accrued under these plans were $399,379 and $413,884 at December 31, 2013 and 2012, respectively. Expenses associated with these plans were $26,996 and $24,199 for the years ended December 31, 2013 and 2012, respectively.

The Company also maintains a supplemental employee retirement plan for certain key employees of the Company. Benefits accrued under this plan were $374,523 and $306,815 at December 31, 2013 and 2012, respectively. The expense associated with this plan was $67,708 and $62,940 for the years ended December 31, 2013 and 2012, respectively.